UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 23, 2008

ZiLOG, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-13748	13-3092996
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6800 Santa Teresa Boulevard
San Jose, California 95119
(Address of principal executive offices, including zip code)

(408) 513-1500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On January 23, 2008, Darin Billerbeck, Chief Executive Officer of ZiLOG, Inc., sent the attached letter to Paul Arling, Chief Executive Officer of Universal Electronics Inc., in response to the filing of Amendment 1 to Schedule 13D by Riley Investment Management LLC on January 22, 2008.  A copy of the letter is furnished as an exhibit to this Form 8-K.  This Form 8-K and the attached exhibit are furnished to but not filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
	99.1	Letter from Darin Billerbeck, Chief Executive Officer of ZiLOG, Inc., to Paul Arling, Chief Executive Officer of Universal Electronics Inc., dated January 23, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2008

ZiLOG, INC.

By:	/s/ Perry J. Grace
Perry J. Grace Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Letter from Darin Billerbeck, Chief Executive Officer of ZiLOG, Inc., to Paul Arling, Chief Executive Officer of Universal Electronics Inc., dated January 23, 2008